EXHIBIT 10.1

                             FORM OF PURCHASE AGREEMENT

     THIS  AGREEMENT  is  made  as  of  the 1st day of, September 2000,  by  and
                                            ---         ---------
between LifeCell Corporation (the "Company"), a corporation organized under the laws of the State of Delaware, with its principal offices at One Millennium Way, Branchburg, New Jersey 08876, and the purchaser whose name and address is set forth on the signature page hereof (the "Purchaser").

     IN CONSIDERATION of the mutual covenants contained in this Agreement, the Company and the Purchaser agree as follows:

     SECTION 1.  Authorization  of Sale of the Shares.  Subject to the terms and
                 ------------------------------------
conditions of this Agreement, the Company has authorized the sale of up to 2,500,000 shares (the "Shares") of common stock, par value $0.001 per share (the "Common Stock"), of the Company.

     SECTION 2.  Agreement  to Sell and Purchase the Shares.  At the Closing (as
                 ------------------------------------------
defined in Section 3), the Company will sell to the Purchaser, and the Purchaser will buy from the Company, upon the terms and conditions hereinafter set forth, the number of Shares (at the purchase price) shown below:

       Number to Be           Price Per Share            Aggregate Price
        Purchased               In Dollars
------------------------   ---------------------   -----------------------------




     The Company proposes to enter into this same form of purchase agreement with certain other investors (the "Other Purchasers") and expects to complete sales of the Shares to them. The Purchaser and the Other Purchasers are hereinafter sometimes collectively referred to as the "Purchasers," and this Agreement and the agreements executed by the Other Purchasers are hereinafter sometimes collectively referred to as the "Agreements." The term "Placement Agents" shall mean Prudential Vector Healthcare Group, a unit of Prudential Securities Incorporated and Gruntal & Co., L.L.C.


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     SECTION 3.  Delivery  of  the Shares at the Closing.  The completion of the
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purchase  and  sale  of  the  Shares  (the  "Closing")  shall  occur  as soon as practicable and as agreed by the parties hereto following notification by the staff of the Securities and Exchange Commission (the "Commission") to the Company of the staff's willingness to declare effective the registration statement to be filed by the Company pursuant to Section 7.1 hereof (the "Registration Statement") at a place and time (the "Closing Date") to be agreed upon by the Company and the Placement Agents and of which the Purchasers will be notified by facsimile transmission or otherwise.

     At the Closing, the Company shall deliver to the Purchaser one or more stock certificates registered in the name of the Purchaser, or in such nominee name(s) as designated by the Purchaser in writing, representing the number of Shares set forth in Section 2 above and bearing an appropriate legend referring to the fact that the Shares were sold in reliance upon the exemption from registration under the Securities Act of 1933, as amended (the "Securities Act") provided by Section 4(2) thereof and Rule 506 thereunder. The Company will promptly substitute one or more replacement certificates without the legend at such time as the Registration Statement becomes effective in reliance upon Purchaser's representations and agreements as set forth in this Agreement. The name(s) in which the stock certificates are to be registered are set forth in the Stock Certificate Questionnaire attached hereto as part of Appendix I. The Company's obligation to complete the purchase and sale of the Shares and deliver such stock certificate(s) to the Purchaser at the Closing shall be subject to the following conditions, any one or more of which may be waived by the Company:
(a) receipt by the Company of same-day funds in the full amount of the purchase price for the Shares being purchased hereunder; (b) completion of the purchases and sales under the Agreements with all of the Other Purchasers; and (c) the accuracy of the representations and warranties made by the Purchasers and the fulfillment of those undertakings of the Purchasers to be fulfilled prior to the Closing. The Purchaser's obligation to accept delivery of such stock certificate(s) and to pay for the Shares evidenced thereby shall be subject to the following conditions: (a) the staff of the Commission having notified the Company of the staff's willingness to declare the Registration Statement effective on or prior to the 75th day after the date the Registration Statement was filed by the Company; and (b) the accuracy in all material respects of the representations and warranties made by the Company herein and the fulfillment in all material respects of those undertakings of the Company to be fulfilled prior to Closing. The Purchaser's obligations hereunder are expressly not conditioned on the purchase by any or all of the Other Purchasers of the Shares that they have agreed to purchase from the Company.


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
     SECTION 4.    Representations,  Warranties  and  Covenants  of the Company.
                   ------------------------------------------------------------
The Company hereby represents and warrants to, and covenants with, the Purchaser, as of the date hereof and as of the Closing, as follows:

          4.1     Organization  and Qualification.  The Company is a corporation
                  -------------------------------
duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company does not own, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation or have any equity interest in any firm, partnership, joint venture, association or other entity. The Company has the power and authority, corporate or otherwise, as appropriate, to own, lease and operate its properties and to conduct its business as described in the Confidential Private Placement Memorandum, dated [-], 2000 prepared by the Company, including all Exhibits, supplements and amendments thereto and documents expressly incorporated by reference in any Exhibits (the "Private Placement Memorandum") and to enter into and perform its obligations under this Agreement; and the Company is duly qualified as a foreign corporation or other appropriate entity to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not individually or in the aggregate have a material adverse effect on the condition (financial or otherwise), earnings, properties, business, prospects or results of operations of the Company (a "Material Adverse Effect").

          4.2     Authorized  Capital Stock.  The Company has authorized, issued
                  -------------------------
and outstanding capital stock as set forth under the heading "Capitalization" in the Private Placement Memorandum (except for subsequent issuances, if any, pursuant to this Agreement or pursuant to reservations, agreements, employee or director benefit plans or the exercise of convertible securities referred to in the Private Placement Memorandum; the issued and outstanding shares of the Company's Common Stock have been duly authorized and validly issued, are fully paid and nonassessable, were not issued in violation of or are not otherwise subject to any preemptive or other similar rights or other rights to subscribe for or purchase securities, and conform to the description thereof contained in the Private Placement Memorandum. Except as disclosed in the Private Placement Memorandum and options issued under the Company's stock plans after [-], 2000, the Company does not have outstanding any options or warrants to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any shares of capital stock of any subsidiary and there is no commitment, plan or arrangement to issue, any


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
securities or obligations convertible into any shares of capital stock of the Company or any such options, rights convertible securities or obligations. The description of the Company's capital stock, stock bonus and other stock plans or arrangements and the options or other rights granted and exercised thereunder, contained in the Private Placement Memorandum accurately and fairly presents the information required to be shown with respect to such capital stock, plans, arrangements, options and rights.

          4.3     Issuance,  Sale  and  Delivery of the Shares.  The Shares have
                  --------------------------------------------
been duly authorized and, when issued, delivered and paid for in the manner set forth in this Agreement, will be duly authorized, validly issued, fully paid and nonassessable, and will conform to the description thereof set forth in the Private Placement Memorandum. No preemptive rights or other rights to subscribe for or purchase exist with respect to the issuance and sale of the Shares by the Company pursuant to this Agreement. Except for rights disclosed in the Private Placement Memorandum, no stockholder of the Company has any right (which has not been waived) to request or require the Company to register the sale of any shares owned by such stockholder under the Securities Act in the Registration Statement. No further approval or authority of the stockholders or the Board of Directors of the Company will be required for the issuance and sale of the Shares to be sold by the Company as contemplated herein.

          4.4     Due  Execution,  Delivery  and  Performance of the Agreements.
                  -------------------------------------------------------------
The Company has full legal right, corporate power and authority to enter into the Agreements and perform the transactions contemplated hereby and thereby. The Agreements have been duly authorized, executed and delivered by the Company. The execution, delivery and performance of the Agreements by the Company and the consummation of the transactions herein and therein contemplated will not violate any provision of the organizational documents of the Company and will not result in the creation of any lien, charge, security interest or encumbrance upon any assets or property of the Company pursuant to the terms or provisions of, or will not conflict with, result in the breach or violation of, or constitute, either by itself or upon notice or the passage of time or both, a default under any agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which the Company is a party or by which the Company or any of its assets or properties may be bound or affected


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
or, to the Company's knowledge, any statute or any authorization, judgment, decree, order, rule or regulation of any court or any regulatory body, administrative agency or other governmental body applicable to the Company or any of its properties. No consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body is required for the execution, delivery and performance of the Agreements or the consummation of the transactions contemplated hereby or thereby, except for compliance with the Blue Sky laws and federal securities laws applicable to the offering of the Shares. Upon their execution and delivery, and assuming the valid execution thereof by the respective Purchasers, the Agreements will constitute valid and binding obligations of the Company, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Company in Section 7.3 hereof may be legally unenforceable.

          4.5     Accountants.  Arthur  Andersen  have  expressed  their opinion
                  -----------
with respect to the audited consolidated financial statements to be incorporated by reference into the Registration Statement and the Prospectus which forms a part thereof from the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999, and are independent accountants as required by the Securities Act and the rules and regulations promulgated thereunder (the "Rules and Regulations"). The Company's financial statements (including all notes and schedules thereto) included in or incorporated by reference into the Private Placement Memorandum present fairly the financial position, the results of operations, the statements of cash flows and the statements of stockholders' equity and the other information purported to be shown therein of the Company at the respective dates and for the respective periods to which they apply and such financial statements have been prepared in conformity with generally accepted accounting principles, consistently applied throughout the periods involved.

          4.6     No  Defaults.  The  Company is not (i) in violation or default
                  ------------
of any provision of its certificate of incorporation, bylaws or other organizational documents, or (ii) in breach of or default with respect to any provision of any agreement, judgment, decree, order, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which it is a party or by which it or any of its assets or properties are bound, except for violations, breaches and defaults which individually or in the aggregate would not have a Material Adverse Effect; and there does not exist any state of fact which, with notice or lapse of time or both, would constitute an event of default on the part of the Company as defined in such documents, except such defaults which individually or in the aggregate would not have a Material Adverse Effect.


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
          4.7     Contracts.  The  contracts  described in the Private Placement
                  ---------
Memorandum as being in effect on the date hereof that are material to the Company, are in full force and effect on the date hereof, and the Company is not, nor to the Company's knowledge, is any other party in breach of or default under any of such contracts which would have a Material Adverse Effect.

          4.8     No  Actions.  Except  as  disclosed  in  the Private Placement
                  -----------
Memorandum, there are no legal or governmental actions, suits or proceedings pending or, to the Company's knowledge, threatened to which the Company is or may be a party or of which property owned or leased by the Company is or may be the subject, or related to environmental or discrimination matters, which actions, suits or proceedings, individually or in the aggregate, might prevent or might reasonably be expected to materially and adversely affect the transactions contemplated by this Agreement or result in a material adverse change in the condition (financial or otherwise), properties, business, prospects or results of the operations of the Company (a "Material Adverse Change"); and all pending legal or governmental proceedings to which the Company is a party or of which any of its property or assets is the subject which are not described in the Private Placement Memorandum, including ordinary routine litigation incidental to the business, are, considered in the aggregate, not material. Except as disclosed in the Private Placement Memorandum, the Company is not a party to or subject to the provisions of any material injunction, judgment, decree or order of any court, regulatory body administrative agency or other governmental body.

          4.9     Labor.  No  labor  dispute  with  the employees of the Company
                  -----
exists or, to the knowledge of the Company is imminent; and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors which might, singly or in the aggregate, have a Material Adverse Effect.

          4.10     Properties.  The  Company  has  valid  title  to  all  its
                   ----------
properties as described in the Private Placement Memorandum, not subject to any lien, mortgage, pledge, charge or encumbrance of any kind except (i) those, if any, reflected in the Financial Statements (including the notes thereto), or
(ii) those which are not material in amount and do not materially and adversely affect the use made and intended to be made of such property by the Company.


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
The Company holds its leased properties under valid and binding leases, with such exceptions as are not materially significant in relation to the business of the Company. Except as disclosed in the Private Placement Memorandum, the Company owns or leases all such properties as are necessary to its operations as now conducted.

          4.11     No  Material Change.  Since June 30, 2000 (i) the Company has
                   -------------------
not incurred any liabilities or obligations, indirect, or contingent, or entered into any verbal or written agreement or other transaction which is not in the ordinary course of business or which could reasonably be expected to result in a material reduction in the future earnings of the Company or in a Material
Adverse Effect; (ii) the Company has not sustained any material loss or interference with its businesses or properties from fire, flood, windstorm, accident or other calamity not covered by insurance; (iii) the Company has not paid or declared any dividends or other distributions with respect to its capital stock, other than regular quarterly dividends with respect to the Series B Preferred Stock, and the Company is not in default in the payment of principal or interest on any outstanding debt obligations; (iv) there has not been any change in the capital stock of the Company other than the sale of the Shares hereunder and shares or options issued pursuant to exercise of outstanding warrants or employee and director stock option plans approved by the Company's Board of Directors or indebtedness material to the Company (other than in the ordinary course of business); and (v) there has not been a change that would result in a Material Adverse Change.

          4.12     Intellectual  Property.  Except  as  otherwise  specifically
                   ----------------------
disclosed in the Private Placement Memorandum, (i) the Company owns or has obtained valid licenses, options or rights to use for the material inventions, patent applications, patents, trademarks (both registered and unregistered), trade names, copyrights and trade secrets necessary for the conduct of the Company's business as currently conducted (collectively, the "Intellectual Property"); (ii) the Company has not received notice of any third parties who have any ownership rights to any Intellectual Property that is owned by, or has been licensed to, the Company for the product indications described in the Private Placement Memorandum that would preclude the Company from conducting their respective businesses as currently conducted; (iii) to the Company's knowledge there are currently no sales of any products that would constitute an infringement by third parties of any material Intellectual Property owned, licensed or optioned by the Company; (iv) there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others challenging the rights of the Company in or to any material Intellectual Property owned, licensed or optioned by the Company; (v) there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any material Intellectual Property


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
owned, licensed or optioned by the Company; and (vi) there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others that the Company infringes or otherwise violate any patent, trademark, copyright, trade secret or other proprietary right of others as would reasonably be expected to result in a Material Adverse Effect.

          4.13     Compliance.  Except  as  disclosed  in  the Private Placement
                   ----------
Memorandum, the Company has not been advised, and has no reason to believe, that it is not conducting its business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business; except where failure to be so in compliance would not individually or in the aggregate have a Material Adverse Effect.

          4.14     Environmental  Matters.  Except  as  disclosed in the Private
                   ----------------------
Placement Memorandum and except as would not, singly or in the aggregate, reasonably be expected to have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company, (A) the Company is in compliance with all applicable Environmental Laws, (B) the Company has all permits, authorizations and approvals required under any applicable Environmental Laws and is in compliance with the requirements of such permits, authorizations and approvals, (C) there are no pending or, to the knowledge of the Company, threatened Environmental Claims against the Company and (D) under applicable law, there are no circumstances with respect to any property or operations of the Company that are reasonably likely to form the basis of an Environmental Claim against the Company.

          For purposes of this Agreement, the following terms shall have the following meanings: "Environmental Law" means any United States (or other applicable jurisdiction's) federal, state, local or municipal statute, law, rule, regulation, ordinance, code, policy or rule of common law and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, relating to the environment, health, safety or any chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority. "Environmental Claims" means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigations or proceedings relating in any way to any Environmental Law.

          4.15     Taxes.  The  Company  has filed or obtained filing extensions
                   -----
with respect to all federal, state, local and foreign income and franchise tax returns material to the Company, and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been or might be asserted or threatened against it which would reasonably be expected to have a Material Adverse Effect.

          4.16     Transfer  Taxes.  On  the Closing Date, all stock transfer or
                   ---------------
other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Shares to be sold to the Purchaser hereunder will be, or will have been, fully paid or provided for by the Company and all laws imposing such taxes will be or will have been fully complied with.

          4.17     Insurance.  The  Company  maintains insurance of the type and
                   ---------
in the amount that the Company reasonably believes is adequate for its business, including, but not limited to, insurance covering all real and personal property owned or leased by the Company against risks customarily insured against by similarly situated companies, all of which insurance is in full force and effect.

          4.18     Contributions.  The  Company  has not directly or indirectly,
                   -------------
(i) made any unlawful contribution to any candidate for public office, or failed to disclose fully where required by law any contribution in violation of law, or
(ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof.

          4.19     Investment  Company.  The  Company  is  not  an  "investment
                   -------------------
company" or an "affiliated person" of, or "promoter" or "principal underwriter" for an investment company, within the meaning of the Investment Company Act of 1940, as amended.

          4.20     Offering Materials.  The Company has not distributed and will
                   ------------------
not distribute prior to the Closing Date any offering material in connection with the offering and sale of the Shares other than the Private Placement Memorandum or any amendment or supplement thereto. The Company has not nor will it take any action independent of the Placement Agents to sell, offer for sale or solicit offers to buy any securities of the Company which would bring the offer, issuance or sale of the Shares, as contemplated by this Agreement, within the provisions of Section 5 of the Securities Act.


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
          4.21     Related  Party  Transactions.  No  transaction  has  occurred
                   ----------------------------
between or among the Company and its affiliates, officers or directors or any affiliate or affiliates of any such officer or director that is required to be described in the Company's reports and other filings under the Securities Exchange Act of 1934 (the "Exchange Act") attached as Exhibits to the Private Placement Memorandum that is not so described.

          4.22     Books  and  Records.  The  books, records and accounts of the
                   -------------------
Company accurately and fairly reflect, in reasonable detail, the transactions in, and dispositions of, the assets of, and the results of operations of, the Company, all to the extent required by generally accepted accounting principles. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          4.23     Regulatory  Matters.  Except  as  described  in  the  Private
                   -------------------
Placement Memorandum, to the Company's knowledge, there are no rulemaking or similar proceedings before The United States Food and Drug Administration or comparable federal, state, local or foreign government bodies which involve or affect the Company, which, if the subject of an action unfavorable to the Company, could involve a Material Adverse Change.

          4.24     Certain  Agreements.  The  Company  has  not  received  any
                   -------------------
communication (whether written or oral) relating to the termination or threatened termination or modification or threatened modification of any material consulting, licensing, marketing, research and development, cooperative or any similar agreement, including, without limitation, the collaborative research, distribution and license agreements described under the section of the Company's Annual Report on Form 10-K for the year ended December 31, 1999 entitled "Item 1. Business." Each such collaborative, distribution and licensing agreement is in effect substantially as described in such section of the Private Placement Memorandum except that the Amended and Restated Distributor Agreement with Lifecore Biomedical, Inc., dated July 1, 1999 expired on July 30, 2000.


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
          4.25     Employee Agreements.  To the knowledge of the Company, if any
                   -------------------
full-time employee identified in the Private Placement Memorandum has entered into any non-competition, non-disclosure, confidentiality or other similar agreement with any party other than the Company, such employee is neither in violation thereof nor is expected to be in violation thereof as a result of the business conducted or expected to be conducted by the Company as described in the Private Placement Memorandum or such person's performance of his obligations to the Company; and the Company has not received written notice that any consultant or scientific advisor of the Company is in violation of any non-competition, non-disclosure, confidentiality or similar agreement.

          4.26     Additional  Information.  The Company represents and warrants
                   -----------------------
that each of the following documents, which the Placement Agents have furnished to the Purchaser, or will furnish prior to the Closing, as of its date (or date of filing with the Commission, as applicable), does not contain an untrue statement of a material fact or omit or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were or will be made, not misleading:

          (a) the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999;

          (b) the Company's Quarterly Reports on Form 10-Q for the periods ended March 31, 2000 and June 30, 2000;

          (c) the Company's Proxy Statement dated April 28, 2000 for the 2000 Annual Meeting of Stockholders;

          (d) the Company's current report on Form 8-K filed with the Commission on July 7, 2000;

          (e)     the  Resale  Registration  Statement  on  Form  S-3;

          (f) the Private Placement Memorandum, including all addenda and exhibits thereto (other than the Appendices); and

          (g) all other documents, if any, filed by the Company with the Securities and Exchange Commission since January 1, 2000, pursuant to the reporting requirements of the Exchange Act.

          4.27     Legal  Opinions.  Prior  to the Closing and as a condition to
                   ---------------
the Purchaser's obligation hereunder, counsel to the Company will deliver to the Placement Agents said counsel's legal opinion concerning the issuance of the Shares in form and substance as agreed with the Placement Agents. The opinion shall also state that each of the Purchasers may rely thereon as though it were addressed directly to such Purchaser.

          4.28     Certificate.  At the Closing, the Company will deliver to the
                   -----------
Purchaser a certificate executed by the Chairman of the Board or President and the chief financial or accounting officer of the Company, dated the Closing Date, in form and substance reasonably satisfactory to the Purchasers, to the effect that the representations and warranties of the Company set forth in this
Section 4 are true and correct in all material respects as of the date of this Agreement and as of the Closing Date and the Company has complied with all the agreements and satisfied all the conditions herein on its part to be performed or satisfied on or prior to such Closing Date.

     SECTION 5.  Representations, Warranties  and  Covenants  of  the Purchaser.
                 ---------------------------------------------------------------

          (a) The Purchaser represents and warrants to, and covenants with, the Company that: (i) the Purchaser is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in shares representing an investment decision like that involved in the purchase of the Shares, including investments in securities issued by the Company, and has requested, received, reviewed and considered all information it deems relevant in making an informed decision to purchase the Shares; (ii) the Purchaser is acquiring the number of Shares set forth in Section 2 above in the ordinary course of its business and for its own account for investment only and with no present intention of distributing any of such Shares or any arrangement or understanding with any other persons regarding the distribution of such Shares within the meaning of Section 2(11)
               of  the   Securities   Act;  (iii)  the   Purchaser   will   not
               directly   or   indirectly,  offer,   sell,   pledge,   transfer
               or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares except in compliance with the Securities Act and the Rules and Regulations; (iv) the Purchaser has completed or caused to be completed the Registration Statement Questionnaire and the Stock Certificate Questionnaire, both attached hereto as Appendix I, for use in preparation of the Registration Statement, and the answers thereto are true and correct as of the date hereof and will be true and correct as of the effective date of the Registration Statement; (v) the Purchaser has, in connection with its decision to purchase the number of Shares set forth in
               Section  2  above,  relied  solely  upon  the  Private  Placement
               Memorandum and the documents included therein and the representations and warranties of the Company contained herein;
               (vi) the Purchaser is an "accredited investor" within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act.

          (b) THE PURCHASER HEREBY COVENANTS WITH THE COMPANY NOT TO MAKE ANY SALE OF THE SHARES UNDER THE REGISTRATION STATEMENT WITHOUT EFFECTIVELY CAUSING THE PROSPECTUS DELIVERY REQUIREMENT UNDER THE SECURITIES ACT, AND THE PURCHASER ACKNOWLEDGES AND AGREES THAT SUCH SHARES ARE NOT TRANSFERABLE ON THE BOOKS OF THE COMPANY UNLESS THE CERTIFICATE SUBMITTED TO THE TRANSFER AGENT EVIDENCING THE SHARES IS ACCOMPANIED BY A SEPARATE OFFICER'S CERTIFICATE:
               (I) IN THE FORM OF APPENDIX II HERETO, (II) EXECUTED BY AN OFFICER OF, OR OTHER AUTHORIZED PERSON DESIGNATED BY, THE PURCHASER, AND (III) TO THE EFFECT THAT (A) THE SHARES HAVE BEEN SOLD IN ACCORDANCE WITH THE REGISTRATION STATEMENT, THE SECURITIES ACT AND THE RULES AND REGULATIONS AND ANY APPLICABLE STATE SECURITIES OR BLUE SKY LAWS AND (B) THE REQUIREMENT OF DELIVERING A CURRENT PROSPECTUS HAS BEEN SATISFIED. The Purchaser acknowledges that there may occasionally be times when the Company must suspend the use of the prospectus forming a part of the Registration Statement until such time as an amendment or supplement to the Registration Statement or the Prospectus has been filed by the Company and any such amendment to the Registration Statement is declared effective by the Commission, or until such time as the Company has filed an appropriate report with the Commission pursuant to the Exchange Act; provided, however, that the Company shall not be permitted to suspend the use of such prospectus for more than an aggregate of up to sixty days in any one year period and provided, further, that the Company shall not be permitted to suspend the use of such prospectus on more than three occasions in any one year period. The Purchaser hereby covenants that it will not sell any Shares pursuant to said prospectus during the period commencing at the time at which the Company gives the Purchaser written notice of the suspension of the use of said prospectus and ending at the time the Company gives the Purchaser written notice that the Purchaser may thereafter effect sales pursuant to said prospectus. The Purchaser further covenants to notify the Company promptly of the sale of any and all of its Shares.

          (c) The Purchaser further represents and warrants to, and covenants with, the Company that (i) the Purchaser has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action, obtained all necessary consents and has satisfied or will satisfy all notification and filing requirements necessary to authorize the execution, delivery and performance of this Agreement by the Purchaser, and (ii) upon the execution and delivery of this Agreement, this Agreement shall constitute a legal, valid and binding obligation of the Purchaser, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Purchaser in Section 7.3 hereof may be legally unenforceable.

     SECTION 6.  Survival  of  Representations,  Warranties  and  Agreements.
                 -----------------------------------------------------------
Notwithstanding any investigation made by any party to this Agreement or by the Placement Agents, all covenants, agreements, representations and warranties made by the Company and the Purchaser herein and in the certificates for the Shares delivered pursuant hereto shall survive the execution of this Agreement, the delivery to the Purchaser of the Shares being purchased and the payment therefor.

     SECTION 7.  Registration of the Shares; Compliance with the Securities Act.
                 ---------------------------------------------------------------

          7.1  Registration  Procedures  and  Expenses.  The  Company  shall:
               ---------------------------------------

          (a) as soon as practicable, prepare and file with the Commission the Registration Statement on Form S-3 relating to the sale of the Shares by the Purchaser from time to time on the Nasdaq National Market or the facilities of any national securities exchange on which the Company's Common Stock is then traded or in privately-negotiated transactions;

          (b) use its reasonable efforts, subject to receipt of necessary information from the Purchasers, to cause the staff of the Commission to notify the Company of the staff's willingness to declare the Registration Statement effective within 75 days after the Registration Statement is filed by the Company;

          (c) prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective until the earlier of (i) two years after the effective date of the Registration Statement or
               (ii) the date on which the Shares may be resold by the Purchasers without registration by reason of Rule 144(k) under the Securities Act or any other rule of similar effect;

          (d) furnish to the Purchaser with respect to the Shares registered under the Registration Statement (and to each underwriter, if any, of such Shares) such number of copies of prospectuses and such other documents as the Purchaser may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Shares by the Purchaser; provided, however, that the obligation of the Company to deliver copies of prospectuses to the Purchaser shall be subject to the receipt by the Company of reasonable assurances from the Purchaser that the Purchaser will comply with the applicable provisions of the Securities Act and of such other securities or blue sky laws as may be applicable in connection with any use of such prospectuses;

          (e) file documents required of the Company for normal blue sky clearance in states specified in writing by the Purchaser; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented; and

          (f)  bear all expenses in connection with the procedures in paragraphs
               (a) through (e) of this Section 7.1 and the registration of the Shares pursuant to the Registration Statement, other than fees and expenses, if any, of counsel or other advisers to the Purchaser or the Other Purchasers or underwriting discounts, brokerage fees and commissions incurred by the Purchaser or the Other Purchasers, if any.

          7.2  Transfer  of  Shares  After Registration.  The  Purchaser  agrees
               ----------------------------------------
that it will not effect any disposition of the Shares or its right to purchase the Shares that would constitute a sale within the meaning of the Securities Act, except as contemplated in the Registration Statement referred to in Section 7.1, and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Purchaser or its plan of distribution.

          7.3  Indemnification.  For  the  purpose  of  this  Section  7.3:
               ---------------

               (i) the term "Purchaser/Affiliate" shall mean the Purchaser and any person who controls the Purchaser within the meaning of
                    Section 15 of the Securities Act; and

               (ii) the term  "Registration  Statement"  shall include any final prospectus, exhibit, supplement or amendment included in or relating to the Registration Statement referred to in
                    Section 7.1.

          (a) The Company agrees to indemnify and hold harmless each of the Purchasers and each Purchaser/Affiliate, against any losses, claims, damages, liabilities or expenses, joint or several, to which such Purchasers or such Purchaser/Affiliate may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, including the prospectus, financial statements and schedules, and all other documents filed as a part thereof, as amended at the time of effectiveness of the Registration Statement, including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A, or pursuant to Rule 434, of the Rules and Regulations, or the prospectus, in the form first filed with the Commission pursuant to Rule 424(b) of the Regulations, or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required (the "Prospectus"), or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in any of them not misleading in light of the circumstances under which they were made, or arise out of or are based in whole or in part on any inaccuracy in the representations and warranties of the Company contained in this Agreement, or any failure of the Company to perform its obligations hereunder or under law, and will reimburse the Purchaser and each such Purchaser/Affiliate for any legal and other expenses as such expenses are reasonably incurred by such Purchaser or such Purchaser/Affiliate in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by the Purchaser expressly for use therein, or (ii) the failure of such Purchaser to comply with the covenants and agreements contained in Sections 5(b) or 7.2 hereof respecting the sale of the Shares, or (iii) the inaccuracy of any representations made by such Purchaser herein or (iv) any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Purchaser prior to the pertinent sale or sales by the Purchaser.

          (b) Each of the Purchasers will severally indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act against any losses, claims, damages, liabilities or expenses to which the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Purchaser) insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) any failure to comply with the covenants and agreements contained in Sections 5(b) or 7.2 hereof respecting the sale of the Shares or
               (ii) the inaccuracy of any representation made by such Purchaser herein or (iii) any untrue or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Purchaser expressly for use therein, and will reimburse the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person for any legal and other expense reasonably incurred by the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action.

          (c)  Promptly after receipt by an indemnified party under this Section
               7.3 of notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 7.3 promptly notify the indemnifying party in writing thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise than under the indemnity agreement contained in this Section 7.3 or to the extent it is not prejudiced as a result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be a conflict between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 7.3 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by such indemnifying party in the case of paragraph (a), representing all of the indemnified parties who are parties to such action, or (ii) the indemnified party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of action, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party.

          (d)  If the  indemnification  provided  for  in  this  Section  7.3 is required  by  its  terms  but  is  for  any  reason  held  to  be unavailable  to or  otherwise  insufficient  to hold  harmless an indemnified  party  under  paragraphs  (a),  (b) or  (c) of  this
               Section 7.3 in respect to any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to herein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Purchaser from the placement of Common Stock or

               (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause
               (i) above but the relative fault of the Company and the Purchaser in connection with the statements or omissions or inaccuracies in the representations and warranties in this Agreement that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and each Purchaser on the other shall be deemed to be in the same proportion as the amount paid by such Purchaser to the Company pursuant to this Agreement for the Shares purchased by such Purchaser that were sold pursuant to the Registration Statement bears to the difference (the "Difference") between the amount such Purchaser paid for the Shares that were sold pursuant to the Registration Statement and the amount received by such Purchaser from such sale. The relative fault of the Company on the one hand and each Purchaser on the other shall be determined by reference to, among other things, whether the untrue or alleged statement of a material fact or the omission or alleged omission to state a material fact or the inaccurate or the alleged inaccurate representation and/or warranty relates to information supplied by the Company or by such Purchaser and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in paragraph (c) of this Section 7.3, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in paragraph (c) of this Section 7.3 with respect to the notice of the threat or commencement of any threat or action shall apply if a claim for contribution is to be made under this paragraph (d); provided, however, that no additional notice shall be required with respect to any threat or action for which notice has been given under paragraph (c) for purposes of indemnification. The Company and each Purchaser agree that it would not be just and equitable if contribution pursuant to this
               Section 7.3 were determined solely by pro rata allocation (even if the Purchaser were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. Notwithstanding the provisions of this Section 7.3, no Purchaser shall be required to contribute any amount in excess of the amount by which the Difference exceeds the amount of any damages that such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     The Purchasers' obligations to contribute pursuant to this Section 7.3 are several and not joint.

          7.4     Termination  of  Conditions and Obligations.  The restrictions
                  -------------------------------------------
imposed by Section 5 or this Section 7 upon the transferability of the Shares shall cease and terminate as to any particular number of the Shares on the date all such Shares are eligible for sale under Rule 144(k) or at such time as an opinion of counsel satisfactory in form and substance to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

          7.5     Information  Available.  So long as the Registration Statement
                  ----------------------
is effective covering the resale of Shares owned by the Purchaser, the Company will furnish to the Purchaser:

          (a) as soon as practicable after available (but in the case of the Company's Annual Report to Stockholders, within 130 days after the end of each fiscal year of the Company), one copy of (i) its Annual Report to Stockholders (which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles by a national firm of certified public accountants), (ii) if not included in substance in the Annual Report to Stockholders, its Annual Report on Form 10-K,
               (iii) its Quarterly Reports on Form 10-Q, (iv) its Current Reports on Form 8-K, and (v) a full copy of the particular Registration Statement covering the Shares (the foregoing, in each case, excluding exhibits);

          (b) upon the reasonable request of the Purchaser, all exhibits excluded by the parenthetical to subparagraph (a)(v) of this
               Section 7.5;

          (c) upon the reasonable request of the Purchaser, a reasonable number of copies of the prospectuses to supply to any other party requiring such prospectuses; and

          (d) upon the reasonable request of the Purchaser, the Company will meet with the Purchaser or a representative thereof at the Company's headquarters to discuss information relevant for disclosure in the Registration Statement covering the Shares, subject to appropriate confidentiality limitations as the Company may reasonably require.

     SECTION 8.  Broker's  Fee.  The  Purchaser  acknowledges  that  the Company
                 -------------
intends to pay to the Placement Agents a fee in respect of the sale of the Shares to the Purchaser. Each of the parties hereto hereby represents that, on the basis of any actions and agreements by it, there are no other brokers or finders entitled to compensation in connection with the sale of the Shares to the Purchaser.

     SECTION 9.  Notices.  All  notices,  requests,  consents  and  other
                 -------
communications hereunder shall be in writing, shall be mailed by first-class registered or certified airmail, confirmed facsimile or nationally recognized overnight express courier postage prepaid, and shall be deemed given when so mailed and shall be delivered as addressed as follows:

          (a)  if  to  the  Company,  to:

               LifeCell  Corporation
               One  Millennium  Way
               Branchburg,  New  Jersey  08876
               Attention:  Steven  Sobieski
                                 Chief  Financial  Officer
               Facsimile:  908-947-1092
     or to such other person at such other place as the Company shall designate to the Purchaser in writing; and

          (b) if to the Purchaser, at its address as set forth at the end of this Agreement, or at such other address or addresses as may have been furnished to the Company in writing.

     SECTION 10.  Changes.  This Agreement may not be modified or amended except
                  -------
pursuant  to  an  instrument in writing signed by the Company and the Purchaser.

     SECTION 11.  Headings.  The  headings  of  the  various  sections  of  this
                  --------
Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

     SECTION 12.  Severability.  In  case  any  provision  contained  in  this
                  ------------
Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

     SECTION 13.  Governing  Law.  This  Agreement  shall  be  governed  by  and
                  --------------
construed in accordance with the laws of the State of New York and the federal law of the United States of America, without regard to conflicts of law provisions.

     SECTION 14.  Counterparts.  This  Agreement  may be executed in two or more
                  ------------
counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

                                    LIFECELL  CORPORATION


                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

Print  or  Type:

     Name  of  Purchaser  (Individual  or  Institution):

     _________________________________________

     Name  of  Individual  representing  Purchaser  (if  an  Institution)

     _________________________________________

     Title  of  Individual  representing  Purchaser  (if  an  Institution)

     _________________________________________

Signature  by:

     Individual  Purchaser  or  Individual
     representing  Purchaser:

     ___________________________

     Address:___________________

     Telephone:_________________

     Facsimile:_________________

                                 Appendix  I
                                (one  of  two)

     LIFECELL  CORPORATION

     STOCK  CERTIFICATE  QUESTIONNAIRE

     Pursuant to Section 3 of this Agreement, please provide us with the following information:

1. The exact name that your Shares are to be registered in (this is the name that will appear on your stock certificate(s)). You may use a nominee name if appropriate:

      _________________________________________________________________________

2. The relationship between the Purchaser of the Shares and the Registered Holder listed in response to item 1 above:

     ___________________________________________________________________________

3. The mailing address of the Registered Holder listed in response to item 1 above:

     ___________________________________________________________________________

4. The Social Security Number or Tax Identification Number of the Registered Holder listed in response to item 1 above:

     ___________________________________________________________________________

                              LIFECELL CORPORATION
                      REGISTRATION STATEMENT QUESTIONNAIRE

     In connection with the preparation of the Registration Statement, please provide us with the following information:

1.   Pursuant  to  the  "Selling   Stockholder"   section  of  the  Registration
     Statement, please state your or your organization's name exactly as it should appear in the Registration Statement:

2. Please provide the number of shares that you or your organization will own immediately after Closing, including those Shares purchased by you or your organization pursuant to this Agreement and those shares purchased by you or your organization through other transactions:

3.   Have you or your  organization  had any position,  office or other material
     relationship   within  the  past  three  years  with  the  Company  or  its affiliates?

                     Yes                         No
        ----------                 ----------

     If  yes,  please  indicate  the  nature  of  any  such relationships below:

       _________________________________________________________________________

       _________________________________________________________________________

       _________________________________________________________________________

                                APPENDIX  II

Attention:

     PURCHASER'S  CERTIFICATE  OF  SUBSEQUENT  SALE

     The undersigned, [an officer of, or other person duly authorized by] __________________ [fill in official name of individual or institution] hereby certifies that he/she [said institution] is the Purchaser of the shares evidenced by the attached certificate, and as such, sold such shares on ________ [date] in accordance with Registration Statement number _______ [fill in the number of or otherwise identify Registration Statement] and the requirement of delivering a current prospectus by the Company has been complied with in connection with such sale.

Print  or  Type:

     Name  of  Purchaser
     (Individual  or  Institution):


     ________________________________

     Name  of  Individual  representing  Purchaser  (if  an  Institution)


     ________________________________

     Title  of  Individual  representing  Purchaser  (if  an  Institution):


     ________________________________

Signature  by:

     Individual  Purchaser  or  Individual  representing  Purchaser:


     ________________________________

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